UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): December 1, 2022

BRAEMAR HOTELS & RESORTS INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35972	46-2488594
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification number)

14185 Dallas Parkway
Suite 1200
Dallas
Texas		75254
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code: (972) 490-9600

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BHR	New York Stock Exchange
Preferred Stock, Series B	BHR-PB	New York Stock Exchange
Preferred Stock, Series D	BHR-PD	New York Stock Exchange

ITEM 2.01    COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On December 1, 2022, Braemar Hotels & Resorts Inc. (the “Company”) and its indirect, wholly-owned subsidiary, BHR Scottsdale LP (the “Purchaser”), completed the acquisition of the Four Seasons Resort Scottsdale at Troon North (the “Hotel”) pursuant to a Purchase and Sale Agreement, dated October 31, 2022 (the “Purchase Agreement”), by and among the Company, the Purchaser and with SHR FSST, L.L.C. and DTRS FSST, L.L.C. (collectively the “Seller”).

The total consideration for the acquisition was $267.8 million (the “Purchase Price”), subject to customary pro-rations and adjustments. The Purchase Price was funded with existing cash on hand.

ITEM 7.01    REGULATION FD DISCLOSURE.

On December 1, 2022, the Company issued a press release announcing the closing of the acquisition of the Hotel, as further described in this current report on Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 and Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements. The following financial statements required to be disclosed under Item 9.01(a) of Form 8-K for the Four Season Scottsdale are attached hereto as Exhibit 99.2 and are incorporated by reference herein.

• Audited financial statements of the Four Season Scottsdale as of and for the years ended December 31, 2021 and 2020
• Unaudited financial statements of the Four Season Scottsdale as of September 30, 2022 and December 31, 2021 and for the nine months ended September 30, 2022 and 2021

(b) Pro Forma Financial Information. The unaudited pro forma financial information required to be disclosed under Item 9.01(b) of Form 8-K as of and for the nine months ended September 30, 2022 and the year ended December 31, 2021, is attached hereto as Exhibit 99.3 and is incorporated by reference herein.

(d)    Exhibits

Exhibit Number         Description

23.1    Consent of Deloitte, dated December 1, 2022
99.1    Press Release of the Company, dated December 1, 2022
99.2    Historical Financial Statements of the Four Seasons Resort Scottsdale at Troon North
99.3    Unaudited Pro Forma Financial Information of Braemar Hotels & Resorts Inc.
104    Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRAEMAR HOTELS & RESORTS INC.

Dated: December 1, 2022	By:	/s/ Deric S. Eubanks
Deric S. Eubanks
Chief Financial Officer